                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): January 21, 1997
                                                  ----------------------

                             SFX BROADCASTING, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                     0-22486                  13-3649750
----------------------------   -------------------     -------------------
(State or Other Jurisdiction  (Commission File No.)       (IRS Employer
    of Incorporation                                   Identification No.)


150 East 58th Street, 19th Floor, New York, New York                  10155
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                      ------------------------


                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Financial Statements of Secret Communications
----------------------------------------------

The combined balance sheet of The Secret Stations: Indianapolis, Indiana and Pittsburgh, Pennsylvania at June 30, 1996 and the related combined statements of operations and cash flows for the year then ended, as attached hereto as Annex A and incorporated by reference herein, have been audited by Arthur Andersen L.L.P., independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in giving said report.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Financial Statements of Secret Communications are attached hereto as Annex A.

(c) Exhibits
    --------

4.1      Underwriting Agreement, dated as of January 17, 1997.

23.1     Consent of Arthur Andersen L.L.P.

                                                                 ANNEX A



                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Secret Communications Limited Partnership:

   We have audited the accompanying combined balance sheet of THE SECRET
STATIONS: INDIANAPOLIS AND PITTSBURGH, as further described in Note 1, as of June 30, 1996, and the related combined statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Station's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the accompanying combined financial statements referred to above present fairly, in all material respects, the financial position of THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH as of June 30, 1996, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

Chicago, Illinois,
January 17, 1997

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                            COMBINED BALANCE SHEET
                             AS OF JUNE 30, 1996

                                                                               1996
                                                                          -------------
                                         ASSETS
CURRENT ASSETS:
 Cash and cash equivalents ..............................................   $   388,373
 Accounts receivable (net of allowance for doubtful accounts of
  $225,688) .............................................................     6,969,476
 Trade receivables ......................................................       233,502
 Prepaid expenses and other assets ......................................       387,601
                                                                          -------------
  Total current assets ..................................................     7,978,952
                                                                          -------------
PROPERTY AND EQUIPMENT, net (note 3) ....................................     4,697,238
INTANGIBLE ASSETS, net (note 4) .........................................    42,372,906
OTHER ASSETS ............................................................       256,830
                                                                          -------------
TOTAL ASSETS ............................................................   $55,305,926
                                                                          =============
                            LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
 Accounts payable and accrued expenses ..................................   $ 2,141,682
 Trade payables .........................................................       208,436
 Interest payable .......................................................       236,896
 Current maturities of long-term debt ...................................     2,976,166
                                                                          -------------
  Total current liabilities .............................................     5,563,180
                                                                          -------------
LONG-TERM DEBT, less current maturities (note 5) ........................    36,413,476
COMMITMENTS AND CONTINGENCIES (note 6)
PARTNERS' CAPITAL AND STATION EQUITY:
 Balance, beginning of period ...........................................    10,459,610
 Net amounts transferred from central office ............................     4,034,435
 Capital distributions ..................................................    (5,472,998)
 Net income for the period ..............................................     4,308,223
                                                                          -------------
 Balance, end of period .................................................    13,329,270
                                                                          -------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL .................................   $55,305,926
                                                                          =============


            The accompanying notes to combined financial statements
                  are an integral part of this balance sheet.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                       COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1996

                                                                         1996
                                                                    -------------
GROSS REVENUES ....................................................   $33,592,070
 Less: agency commissions .........................................     4,107,895
                                                                    -------------
  Net revenues ....................................................    29,484,175
                                                                    -------------
OPERATING EXPENSES:
 Station operating expenses excluding depreciation and
  amortization ....................................................    18,026,522
 Depreciation and amortization ....................................     3,593,495
 Central office general and administrative (note 7) ...............     1,254,606
                                                                    -------------
  Operating expenses ..............................................    22,874,623
                                                                    -------------
OPERATING INCOME ..................................................     6,609,552
NONOPERATING EXPENSE:
 Interest expense (note 5) ........................................     2,301,329
                                                                    -------------
  Nonoperating expense ............................................     2,301,329
                                                                    -------------
NET INCOME ........................................................   $ 4,308,223
                                                                    =============


            The accompanying notes to combined financial statements
                  are an integral part of this balance sheet.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                       COMBINED STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED JUNE 30, 1996

                                                                                        1996
                                                                                  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Income .....................................................................   $  4,308,223
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization .................................................      3,593,495
  Loss on sale of equipment .....................................................          7,505
  Changes in assets and liabilities:
   (Increase) in receivables, net ...............................................       (598,907)
   (Increase) in prepaid expenses and other assets ..............................        (36,436)
   Increase in payables and accrued expenses ....................................        447,602
   (Decrease) in interest payable ...............................................        (64,779)
                                                                                  --------------
    Net cash provided by operating activities ...................................      7,656,703
                                                                                  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of radio stations ..................................................    (14,030,496)
 Acquisition of working capital .................................................             --
 Capital expenditures ...........................................................     (1,169,845)
 Proceeds from sale of equipment ................................................          7,000
                                                                                  --------------
    Net cash used in investing activities .......................................    (15,193,341)
                                                                                  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net change in amounts transferred from central office ..........................      4,034,435
 Net borrowings of long-term debt ...............................................      9,093,711
 Capital (distributions) ........................................................     (5,472,998)
                                                                                  --------------
    Net cash provided by financing activities ...................................      7,655,148
                                                                                  --------------
NET INCREASE IN CASH AND CASH EQUIVALENTS .......................................        118,510
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD ................................        269,863
CASH AND CASH EQUIVALENTS AT END OF PERIOD ......................................   $    388,373
                                                                                  ==============


            The accompanying notes to combined financial statements
                  are an integral part of this balance sheet.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                    NOTES TO COMBINED FINANCIAL STATEMENTS

(1) BUSINESS AND BASIS OF PRESENTATION:

   Secret Communications Limited Partnership ("Secret") owns, among others, the following radio stations: WFBQ-FM/WRZX-FM/WNDE-AM licensed to Indianapolis, Indiana; and WDVE-FM/WXDX-FM, licensed to Pittsburgh, Pennsylvania (collectively, the "Stations"). The accompanying combined financial statements include the accounts of the Stations after eliminating all significant intercompany accounts and transactions.

   Secret was formed in 1994 and on August 1, 1994, the general partners of Secret contributed substantially all of the assets and debt of several radio stations to Secret. The Stations were among those included in this initial contribution with the exception of WXDX-FM, which was purchased by Secret in January 1996.

   As further described in Note 9, Secret has agreed in principle to sell substantially all of the assets of the Stations to SFX Broadcasting, Inc. ("SFX").

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(a) Cash Equivalents

   Cash equivalents include overnight repurchase agreements backed by United States securities.

(b) Trade Agreements

   The Stations have entered into trade agreements which provide for the exchange of advertising time for merchandise or services and are recorded at the estimated fair market value of the goods or services to be received. Trade receivables and trade payables represent the outstanding obligations of the parties to the trade agreements as of the end of the year. Trade revenues are recognized as the advertisements are broadcast. Trade expenses are recognized as the services or merchandise is used.

(c) Property and Equipment

   Property and equipment are stated at cost. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets. Repair and maintenance costs are charged to expense when incurred.

(d) Intangible Assets

   Intangible assets are recorded at their appraised values and are amortized using the straight-line method over estimated periods of benefit up to 40 years. Should events or circumstances occur subsequent to the acquisition of a station which bring into question the realizable value or impairment of the related goodwill and intangibles, Secret will evaluate the remaining useful life and balance of intangibles and make appropriate adjustments. Secret's principal considerations in determining impairment include the strategic benefit to Secret of the particular station and the current and expected future operating income and cash flow levels of that particular station.

(e) Revenue Recognition

   Advertising revenues are recognized as advertisements are broadcast.

(g) Income Taxes

   The accompanying combined financial statements do not reflect provisions for federal income taxes which are reported by the partners of Secret.

(h) Statement of Cash Flows

   Cash of $2,366,108 was paid for interest during the year ended June 30, 1996.

 (i) Use of Estimates

   The preparation of these combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(3) PROPERTY AND EQUIPMENT:

   Property and equipment consisted of the following at June 30, 1996:

                                                        ESTIMATED
                                           1996        USEFUL LIVES
                                      -------------  --------------
Land ................................   $   494,862         --
Buildings and leasehold improvements      1,834,954     5-31.5 years
Broadcasting equipment ..............     3,658,592       5-15 years
Furniture and fixtures ..............       644,940          5 years
Business equipment ..................       241,383          5 years
Vehicles ............................       161,869          5 years
                                      -------------
                                          7,036,600
Less: Accumulated depreciation  .....    (2,339,362)
                                      -------------
                                        $ 4,697,238
                                      =============

(4) INTANGIBLE ASSETS:

   Intangible assets consisted of the following at June 30, 1996:

                                                   ESTIMATED
                                      1996        USEFUL LIVES
                                --------------  --------------
FCC Licenses ..................   $ 40,094,399         25 years
Network affiliations ..........      5,421,831         25 years
Advertiser relationships  .....      3,554,719          7 years
Noncompete agreements .........      3,340,279          5 years
Goodwill ......................        765,947         40 years
                                --------------
                                    53,177,175
Less: Accumulated amortization     (10,804,269)
                                --------------
                                  $ 42,372,906
                                ==============

(5) LONG-TERM DEBT

   Long-term debt consisted of a senior reducing revolving credit facility at June 30, 1996, which was used to recapitalize debt and to fund working capital for Secret at August 1, 1994 and a revolving credit/term loan to be used for acquisitions. The reducing revolver debt was allocated to the Stations based on the ratio of the Stations' fair market value as compared to the total fair market value of Secret at August 1, 1994. The revolving credit/term loan was allocated based on the acquisition funded. Additional borrowings and repayments were allocated based on the same ratio if these borrowings and repayments were related to the general operations of all the Secret stations. Interest expense for the year ended June 30, 1996, was allocated to the Stations based on the same ratio.

   Borrowings under the revolving loans bear interest, at the option of Secret at LIBOR or prime, plus a margin. The margin over LIBOR or prime varies from time to time depending on Secret's ratio of debt to cash flow as defined in the agreement. The interest rate on the reducing revolver at June 30, 1996, ranged from 6.49% to 8.25%, with a weighted interest rate of 6.54%.

   Amounts outstanding under the reducing revolver are payable in quarterly installments beginning as early as June 30, 1995, and ending December 31, 2001. The amounts payable depend on the amounts then outstanding and correspondingly reduce the amount available to be borrowed. Based on debt outstanding during the period from August 1, 1994, through June 30, 1996, there were no amortization payments required to be made. Amounts outstanding under the revolving credit/term loan convert on June 30, 1997, to a term loan payable in quarterly installments ending December 31, 2001. In addition to scheduled amortization, Secret is required to repay revolving credit borrowings each calendar year of up to 50% of the excess cash flow for that calendar year as defined in the agreement, commencing with the year ending December 31, 1995. Based on financial ratios at December 31, 1995, there is no excess cash flow repayment due in 1996.

   The senior credit facility limits indebtedness, capital expenditures, and payment of distributions and requires certain financial ratios to be maintained among other restrictions. At June 30, 1996, Secret was in compliance with all provisions of its credit agreement. The senior credit facility is secured by substantially all of the assets of Secret.

   The future maturities of long-term debt are as follows:


1997 ........  $ 2,976,166
1998 ........    6,510,752
1999 ........    7,022,281
2000 ........    8,155,830
2001 ........    9,568,394
Thereafter  .    5,156,219
              ------------
               $39,389,642
              ============

   The fair value of the debt is equal to its carrying value.

(6) COMMITMENTS AND CONTINGENCIES:

   The Stations have entered into operating leases with initial or remaining non-cancelable terms in excess of one year. The future minimum rental payments required for all such leases as of June 30, 1996, are as follows:


 YEAR ENDING
 JUNE 30,
------------
1997 ...........................  $  271,132
1998 ...........................     265,392
1999 ...........................     216,454
2000 ...........................     208,002
2001 ...........................     201,670
Future years ...................     900,144
                                 -----------
Total minimum payments required   $2,062,794
                                 ===========

   Rent expense was $310,744 for the year ended June 30, 1996.

(7) RELATED PARTY TRANSACTIONS:

   Central office general and administrative expenses represent an allocation of charges incurred by Secret's headquarters for various administrative and management services, including, but not limited to, salaries, bonuses, management fees and service fees. The charges are allocated to the Stations based on the total number of markets in which Secret owns stations. Amounts charged to the Stations do not necessarily represent the amounts that would have been incurred had the Stations operated as an unaffiliated entity. However, management believes that these charges result in a reasonable level of general and administrative expenses for the Stations.

   Included in the central office general and administrative expenses are fees charged to Secret by the two general partners for management and consulting services provided to Secret. In addition, Lane Industries, Inc., a related party to the administrative general partner of Secret, provides certain tax, legal, financial, risk management and employee benefits services for an annual fee. The amount allocated to the Stations for all such services provided by the general partners amounted to $351,034 for the year ended June 30, 1996.

   As described in Note 5, a portion of Secret's senior debt and interest expense has been allocated to the Stations as of June 30, 1996, and for the periods then ended.

   The Partners' Capital and Station Equity section of the Balance Sheet consists of intercompany accounts, capital contributed by the partners and retained earnings. These accounts reflect the original acquisition of the Stations and the activity between the Stations and Secret, such as cash transfers and expense allocations.

(8) DEFERRED SAVINGS PLAN:

   Secret maintains a 401(k) savings plan in which the employees of the Stations participate. Employees must have reached age 21 and have completed one year of consecutive service to participate in the plan. Employees may contribute up to 15% of their salaries in accordance with IRS limitations. Secret matches employee contributions at a rate of 75% (up to 6%) of the employee's salary. Secret's contribution to the plan related to the Stations was $198,805 for the year ended June 30, 1996.

(9) SUBSEQUENT EVENT:

   On January 13, 1997, Secret and SFX agreed in principle to sell substantially all of the assets of the Stations and subsequently all of the assets of WDSY-FM/WJJJ-FM, serving Pittsburgh, Pennsylvania. The assets to be sold include the fixed assets and the intangible assets. In addition, Secret will enter into a two-year noncompete agreement covering the Stations' markets. In consideration for the assets of the Stations and WDSY-FM/WJJJ-FM and for the noncompete agreement, SFX will pay Secret $255,000,000 on the closing date. The sale of the Stations and WDSY-FM/WJJJ-FM is subject to regulatory approval.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                       CONDENSED COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                 (UNAUDITED)

                                                                              1996
                                                                         -------------
                                         ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .............................................   $   710,081
 Accounts receivable (net of allowance for doubtful accounts of
  $277,358) ............................................................     6,488,201
 Trade receivables .....................................................       210,767
 Prepaid expenses and other assets .....................................       377,298
                                                                         -------------
  Total current assets .................................................     7,786,347
                                                                         -------------
PROPERTY AND EQUIPMENT, net ............................................     4,568,631
INTANGIBLE ASSETS, net .................................................    41,765,807
OTHER ASSETS ...........................................................       236,175
                                                                         -------------
TOTAL ASSETS ...........................................................   $54,356,960
                                                                         =============
                           LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
 Accounts payable and accrued expenses .................................   $ 1,870,517
 Trade payables ........................................................       171,776
 Interest payable ......................................................       179,119
 Current maturities of long-term debt ..................................     1,298,860
                                                                         -------------
  Total current liabilities ............................................     3,520,272
                                                                         -------------
LONG-TERM DEBT, less current maturities ................................    38,090,782
COMMITMENTS AND CONTINGENCIES
PARTNERS' CAPITAL AND STATION EQUITY:
 Balance, beginning of quarter .........................................    13,329,270
 Net amounts transferred to central office .............................    (3,843,495)
 Contributed capital ...................................................     1,185,013
 Net income for the quarter ............................................     2,075,118
                                                                         -------------
 Balance, end of quarter ...............................................    12,745,906
                                                                         -------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL ................................   $54,356,960
                                                                         =============

   The accompanying note to unaudited condensed combined financial statements is an integral part of this balance sheet.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                 CONDENSED COMBINED STATEMENTS OF OPERATIONS
            FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                 (UNAUDITED)

                                                 THREE MONTHS ENDED
                                                   SEPTEMBER 30,
                                            --------------------------
                                                 1996          1995
                                            ------------  ------------
GROSS REVENUES ............................   $9,761,541    $8,805,123
 Less: agency commissions .................    1,216,588     1,093,340
                                            ------------  ------------
  Net revenues ............................    8,544,953     7,711,783
                                            ------------  ------------
OPERATING EXPENSES:
 Station operating expenses excluding
  depreciation and amortization ...........    4,622,233     4,083,236
 Depreciation and amortization ............      827,600       813,640
 Central office general and administrative       271,060       333,854
                                            ------------  ------------
  Operating expenses ......................    5,720,893     5,230,730
                                            ------------  ------------
OPERATING INCOME ..........................    2,824,060     2,481,053
NONOPERATING EXPENSE:
 Interest expense .........................      748,942       641,064
                                            ------------  ------------
  Nonoperating expense ....................      748,942       641,064
                                            ------------  ------------
NET INCOME ................................   $2,075,118    $1,839,989
                                            ============  ============

  The accompanying note to unaudited condensed combined financial statements is an integral part of this statement.

               THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                 CONDENSED COMBINED STATEMENTS OF CASH FLOWS
            FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                 (UNAUDITED)

                                                                THREE MONTHS ENDED
                                                                   SEPTEMBER 30,
                                                            ----------------------------
                                                                 1996           1995
                                                            -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Income ...............................................   $ 2,075,118    $ 1,839,989
 Adjustments to reconcile net income to net cash provided
  by operating activities:
  Depreciation and amortization ...........................       827,600        813,640
  Changes in assets and liabilities:
   Decrease in receivables, net ...........................       504,010        298,608
   Decrease (increase) in prepaid expenses and other
    assets ................................................        30,958        (90,060)
   (Decrease) increase in payables and accrued expenses  ..      (307,825)       126,695
   (Decrease) in interest payable .........................       (57,777)      (159,771)
                                                            -------------  -------------
    Net cash provided by operating activities .............     3,072,084      2,829,101
                                                            -------------  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures .....................................       (91,894)       (48,472)
                                                            -------------  -------------
    Net cash used in investing activities .................       (91,894)       (48,472)
                                                            -------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net change in amounts transferred to central office  .....    (3,843,495)    (3,891,025)
 Net borrowings of long-term debt .........................            --       (302,096)
 Capital contributions ....................................     1,185,013      1,436,785
                                                            -------------  -------------
    Net cash (used in) financing activities ...............    (2,658,482)    (2,756,336)
                                                            -------------  -------------
NET INCREASE IN CASH AND CASH EQUIVALENTS .................       321,708         24,293
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD  .........       388,373        269,862
                                                            -------------  -------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD ................   $   710,081    $   294,155
                                                            =============  =============

  The accompanying note to unaudited condensed combined financial statements is an integral part of this statement.

          NOTE TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1: BASIS OF PRESENTATION

   The accompanying unaudited condensed combined financial statements have been prepared in accordance with generally accepted accounting practices for interim periods. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. It is suggested that these condensed combined financial statements be read in conjunction with the financial statements and notes thereto included elsewhere in this document.

   In the opinion of management, the unaudited condensed combined financial statements reflect all adjustments consisting of normal recurring adjustments necessary to present fairly the combined financial position of the Stations as of September 30, 1996, and the condensed combined results of operations and cash flows for all periods presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                      SFX BROADCASTING, INC.



                                      By:   /s/ Howard J. Tytel
                                            ------------------------
                                            Name:    Howard J. Tytel
                                            Title:   Executive Vice President
                                                        and Secretary


Date:     January 21, 1997